SCUDDER
                                                                     INVESTMENTS




Supplement to the currently effective Statement of Additional Information of each of the listed funds:


Scudder Cash Investment Trust

Scudder Money Market Series

Scudder Tax Free Money Fund

Scudder US Treasury Money Fund



The following supplements the "Dividends and Capital Gains Distribution
Options" sub- section of the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:



Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that such policy not be applied to the shareholder's account.








               Please Retain This Supplement for Future Reference



May 6, 2005